[*] -- Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.


                               PURCHASE AGREEMENT



                                     between



                               CREE RESEARCH, INC.

                           Durham, North Carolina, USA
                                   ("Seller")


                                       and



                           SIEMENS AKTIENGESELLSCHAFT

                                Berlin and Munich
                           Federal Republic of Germany
                                  ("Purchaser")







                             Dated September 6, 1996

                                TABLE OF CONTENTS


1. CONTRACT DOCUMENTS; DEFINITIONS................................................................................1
         1.1. Documents...........................................................................................1
         1.2. Definitions.........................................................................................1


2. PURCHASE AND SALE..............................................................................................2
         2.1. Purchase Commitment.................................................................................2
         2.2. Price...............................................................................................2
         2.3. Payment Terms.......................................................................................2


3. DELIVERY.......................................................................................................3
         3.1. Shipment Schedule...................................................................................3
         3.2. Packaging...........................................................................................3
         3.3. Manner of Shipment..................................................................................3


4. NON-CONFORMING SHIPMENTS.......................................................................................3
         4.1. Reporting of Claims.................................................................................3
         4.2. Remedies for Non-Conforming Shipments...............................................................4
         4.3. Compliance with Instructions........................................................................4


5. TECHNICAL COOPERATION..........................................................................................4


6. WARRANTIES.....................................................................................................4
         6.1. Limited Warranty....................................................................................4
         6.2. Warranty Disclaimer.................................................................................5


7. INDEMNIFICATION................................................................................................5
         7.1. By Seller...........................................................................................5
         7.2. Conditions of Indemnification.......................................................................5


8. LIMITATIONS OF LIABILITY.......................................................................................5


9. FORCE MAJEURE..................................................................................................5


10. TERMINATION...................................................................................................6
         10.1. Termination upon Default or Insolvency.............................................................6
         10.2. Effect of Termination..............................................................................6


11. CONFIDENTIAL INFORMATION......................................................................................6
         11.1. Definition.........................................................................................6

                                     Page i


         11.2. Identification.....................................................................................6
         11.3. Confidentiality Obligations........................................................................7
         11.4. Terms of Agreement.................................................................................7


12. ADDITIONAL UNDERTAKINGS.......................................................................................7
         12.1. Publicity..........................................................................................7
         12.2. Use of Trademarks, Etc.............................................................................7


13. GENERAL.......................................................................................................8
         13.1. Notices............................................................................................8
         13.2. Authority; No Conflicting Obligations..............................................................8
         13.3. Relationship of the Parties........................................................................8
         13.4. Assignment.........................................................................................8
         13.5. Dispute Resolution.................................................................................8
         13.6. Severability.......................................................................................9
         13.7. Amendments; Waiver.................................................................................9
         13.8. No Implied License.................................................................................9
         13.9. Export Regulation..................................................................................9
         13.10. Enforcement Costs.................................................................................9
         13.11. Governing Law.....................................................................................9
         13.12. Construction......................................................................................9
         13.13. United Nations Convention.........................................................................9
         13.14. Entire Agreement..................................................................................9


                                    Page ii

[*] -- Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.


                               PURCHASE AGREEMENT


PURCHASE AGREEMENT (this "Agreement"), made and effective as of the 6th day of September, 1996 (the "Effective Date"), by and between CREE RESEARCH, INC. (hereinafter referred to as "Seller"), a corporation organized under the laws of the State of North Carolina, the United States of America, and SIEMENS AKTIENGESELLSCHAFT (hereinafter referred to as "Purchaser"), a corporation organized under the laws of the Federal Republic of Germany.

                                    Recitals

WHEREAS, Seller is engaged in the business, among others, of manufacturing and selling LED's in die form; and

WHEREAS, Purchaser is engaged in the business, among others, of manufacturing LED's packaged in lamp form and desires to purchase a quantity of custom LED die products from Seller; and

WHEREAS, the parties have agreed on the terms and conditions under which Seller will sell such LED's to Purchaser and desire to memorialize such terms in this Agreement; and

NOW, THEREFORE, in consideration of the foregoing and the mutual obligations undertaken in this Agreement, the parties agree as follows:

1.        CONTRACT DOCUMENTS; DEFINITIONS

         1.1.      Documents.

                  The following documents are annexed to and made a part of this
Agreement:

                  (a)       Schedule 1  -- Quantity and Shipment Schedule

                  (b)       Schedule 2 -- Price and Payment Schedule

                  (c)        -- Product Specifications

                  (d)       Schedule 4 -- Technical Cooperation

         1.2.      Definitions.

                  For purposes of this Agreement, the terms defined in this
                  Section 1.2 shall have the meaning specified and such definitions shall apply to both singular and plural forms:

                  (a) "Affiliates" of a designated corporation, company or other entity (as such term is used in Articles 11 and 12) means all entities which control, are controlled by, or are under common control with the named entity, whether directly or through one or more intermediaries. For purposes of this definition "controlled" and "control" mean ownership of more than fifty percent (50%) of the voting capital stock or other interest having voting rights with respect to the election of the board of directors or similar governing authority.

                  (b) "Confidential Information" shall have the meaning defined in Section 11.1.

                  (c) "Product Specifications" means the specifications set forth in Schedule 3, as the same may be amended from time to time by mutual written agreement of the parties or pursuant to the terms and conditions set forth in such schedule.

                  (d) "Products" mean LED chips conforming to the Product Specifications.

2.        PURCHASE AND SALE

         2.1.      Purchase Commitment.

                  (a) Purchaser will purchase from Seller and Seller will sell to Purchaser the quantity of Products shown in
                           Schedule 1, subject to and in accordance with the terms and conditions of this Agreement.

                  (b) Concurrently with the execution of this Agreement, Purchaser shall issue a purchase order to Seller evidencing Purchaser's commitment to purchase Products hereunder. The terms and conditions of this Agreement shall govern the purchase of Products hereunder notwithstanding any contrary provisions of such purchase order.

                  (c) Purchaser shall be entitled to reduce the quantity of Products to be purchased under this Agreement only under the terms and conditions and upon payment of the cancellation charges specified in Schedule 1.

         2.2.      Price.

                  (a)      The purchase price of the Products is set forth in
                           Schedule 2.

                  (b) The prices stated in this Agreement do not include transportation or insurance costs, or any sales, use, excise or other taxes, duties, fees or assessments imposed by any jurisdiction.

                  (c) All applicable taxes, duties, fees or assessments imposed by any jurisdiction with respect to the purchase of the Products (other than taxes on Seller's net income) will be paid by Purchaser. Any taxes, duties, fees or assessments at any time paid by Seller which are to be paid by Purchaser under this Agreement shall be invoiced to Purchaser and reimbursed to Seller.

         2.3.      Payment Terms.

                  (a) Purchaser will pay for Products to be purchased under this Agreement in accordance with the payment terms in Schedule 2.

                  (b) Payment will be made in U.S. dollars by wire transfer to an account designated in writing by Seller, without reduction for any currency exchange or other charges.

                  (c) Seller will provide Purchaser an invoice and/or shipping documentation for each shipment showing the quantity shipped, the applicable price, any amounts prepaid by Purchaser for the shipment, and any taxes, duties, fees or other assessments due from Purchaser with respect to the shipment.

                  (d) Amounts not paid when due under this Agreement shall accrue interest at the rate of twelve percent (12%) per annum or, if less, the maximum rate permitted by law.

3.        DELIVERY

         3.1.      Shipment Schedule.

                  (a) Seller will use all commercially reasonable efforts to ship Products in accordance with the shipment schedule set forth in Schedule 1. Seller reserves the right to ship quantities prior to the scheduled dates; provided, however, that no shipment shall be made such that Purchaser receives the shipment earlier than the calendar month immediately preceding the month such quantity was originally scheduled to be shipped.

                  (b) Seller shall be deemed in default due to a delay in meeting the shipment schedule set forth in Schedule 1 only if, immediately after the last day of any calendar month specified therein, the cumulative quantity actually shipped by Seller is less than ninety-five percent (95%) of the cumulative quantity due to have been shipped.

                  (c)      In the event of a default by Seller as provided in
                           Section 3.1(b), Purchaser shall be entitled to liquidated damages of *** percent (*%) per week of the purchase price of the delayed Products, subject to a maximum of *** percent (**%) of such purchase price. If Product shipments are delayed six weeks or more due to circumstances within Seller's reasonable control, then in lieu of the foregoing liquidated damages Purchaser may claim damages actually resulting from the delay up to ***** percent (**%) of the purchase price of the delayed Products.

         3.2.      Packaging.

                  Seller will ship Products in Seller's standard packaging or packaged in such other manner as the parties may mutually agree in writing.

         3.3.      Manner of Shipment.

                  Products shall be shipped F.O.B. Seller's manufacturing facilities by delivery to a transportation company designated by Purchaser. Products shall be deemed delivered to Purchaser when delivered to the transportation company at the shipping point. Title and risk of loss or damage shall pass to Purchaser upon delivery. All transportation charges and expenses, including the cost of insurance against loss or damage in transit, shall be Purchaser's sole responsibility. Any such amounts paid by Seller will be invoiced to and paid by Purchaser.

4.        NON-CONFORMING SHIPMENTS.

         4.1.      Reporting of Claims.

                  Except for warranty claims under Article 6, in the event any shipment does not conform to the ordered amount and type of Product or suffers other faults or defects clearly discernible upon reasonable inspection, such non-conformity will be reported in writing to Seller as soon as possible and in any event no later than thirty (30) days after shipment of the Product to Purchaser. All other non-conformities in shipments shall be reported in writing to Seller promptly upon discovery. If not so reported, the non-conformity shall be deemed waived.

         4.2.      Remedies for Non-Conforming Shipments.

                  Seller's sole obligation with respect to shipments determined to be non-conforming shall be, at its option, to replace the non-conforming Products (with shipment at Seller's expense) or to issue a credit to Purchaser in the amount of the price paid for such Products with interest calculated at the rate of twelve percent (12%) per annum from the date of payment to the date of credit. This paragraph states Seller's sole obligations with respect to non-conforming shipments. After acceptance of any shipment Purchaser's sole remedies for defects in such shipment shall be as provided in the warranty provisions of this Agreement.

         4.3.      Compliance with Instructions.

                  In addition to such other duties as may be imposed by law, Purchaser will comply with all of Seller's reasonable instructions regarding rejected goods. If Purchaser incurs any expenses in complying with such instructions, Seller shall reimburse Purchaser for such expenses promptly upon receipt of Purchaser's written request therefor.

5.        TECHNICAL COOPERATION

         Purchaser and Seller agree to cooperate in the development of improvements to the Products in the manner set forth in and subject to the terms and conditions of Schedule 4.

6.        WARRANTIES

         6.1.      Limited Warranty.

                  (a) Seller warrants to Purchaser that Products purchased from Seller under this Agreement will conform to and perform in accordance with the applicable Product Specifications.

                  (b) This warranty is extended only to Purchaser and does not constitute a warranty to Purchaser's customers or any other person. This warranty shall not apply to any defect or failure to perform resulting in whole or in part from improper use, application, installation or operation, and Seller shall have no liability of any kind for failure of any equipment or other items in which the Products are incorporated.

                  (c) All claims under this warranty must be reported in writing to Seller (with such report accompanied by the Product claimed to be defective, including the die "package" in the case of Products sold in die form) as soon as possible, but in any event no later than three hundred sixty (360) days after shipment of the Products to Purchaser. If not so reported, such claims shall be waived.

                  (d) Seller's sole obligation with respect to Products determined not to meet the terms of this warranty shall be, at its option, to replace such Products or to issue a credit or refund to Purchaser in the amount of the price received by Seller for the Products. This paragraph states the exclusive remedy against Seller with respect to breach of the warranty given herein or other alleged defects in the Products.

         6.2.      Warranty Disclaimer.

                  THE WARRANTY IN SECTION 6.1 ABOVE IS GIVEN IN LIEU OF ALL OTHER WARRANTIES, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR IMPOSED BY STATUTE OR OTHERWISE. ALL IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY ARE EXPRESSLY DISCLAIMED BY SELLER.

7.        INDEMNIFICATION

         7.1.      By Seller.

                  (a) Seller at its expense will defend any claim or judicial action brought against Purchaser by a third party, and indemnify Purchaser against any liability for damages finally awarded in any such action, insofar as the same is based on a claim that Products purchased under this Agreement infringe any patent of a third party.

                  (b) If any Products are held to be infringing and their use or sale enjoined, or if in the opinion of Seller any Products are likely to become the subject of such a claim of infringement, Seller may, in its sole discretion and at its own expense, procure a license which will protect Purchaser against such claim without cost to Purchaser, replace Seller's inventory of Products with non-infringing Products, or require return of Products in Seller's inventory and refund the price paid by Purchaser for such Products.

                  (c) Seller shall have no obligation hereunder for or with respect to claims, actions or demands alleging infringement that arise by reason of combination of noninfringing items with any items not supplied by Seller.

                  (d) This Section 7.1 states the entire liability of Seller with respect to any claim of infringement.

         7.2.      Conditions of Indemnification.

                  Seller's obligations under the foregoing indemnity are subject to the condition that the Purchaser give the Seller: (1) prompt written notice of any claim or action for which indemnity is sought; (2) complete control of the defense and settlement thereof by Seller; and (3) cooperation of the Purchaser in such defense. The obligations under the foregoing indemnity are also subject to the condition that the Purchaser not enter into any compromise or settlement or make any admission of liability without the prior written consent of the Seller.

8.        LIMITATIONS OF LIABILITY

         EXCEPT AS PROVIDED IN ARTICLE 7, NEITHER SELLER NOR PURCHASER WILL HAVE ANY LIABILITY TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF ANY PRODUCTS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS LIMITATION APPLIES REGARDLESS OF WHETHER SUCH CLAIM IS BASED ON TORT, CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER THEORY. This limitation shall not apply if liability is mandatory by law, as for example in cases of intent or gross negligence.

9.        FORCE MAJEURE

         Seller shall not be in default or liable for any delay or failure in performance of this Agreement due to strike, lockout, riot, war, fire, act of God, accident, delays caused by Purchaser or compliance with any law, regulation, order or direction, whether valid or invalid, of any governmental authority or instrumentality thereof or due to any causes beyond its reasonable control, whether similar or dissimilar to the foregoing and whether or not foreseen. Seller shall use all commercially reasonable efforts to avoid or remove such causes of non-performance or to limit the impact of the event on Seller's performance and shall continue performance with the utmost dispatch whenever such causes as removed.

10.       TERMINATION

         10.1.     Termination upon Default or Insolvency.

                  Either party may terminate this Agreement by giving written notice of termination to the other:

                  (a) if the other party commits a material breach of its obligations under this Agreement or any other agreement between the parties (including but not limited to the Development, License and Supply Agreement dated October 25, 1995) and does not cure such breach within thirty (30) after receipt of written notice of the breach from the non-breaching party; or

                  (b) if the other party becomes insolvent, or any voluntary or involuntary petition for bankruptcy or for reorganization is filed by or against the other party, or a receiver is appointed with respect to all or any substantial portion of the assets of the other party, or a liquidation proceeding is commenced by or against the other party; provided that, in the case of any involuntary petition or proceeding filed or commenced against a party, the same is not dismissed within sixty (60) days.

         10.2.     Effect of Termination.

                  Nothing in this Article 10 shall affect, be construed or operate as a waiver of any right of the party aggrieved by any breach of this Agreement to recover any loss or damage incurred as a result of such breach, either before or after the termination hereof.

11.       CONFIDENTIAL INFORMATION

         11.1.     Definition.

                  "Confidential Information" means any information received by one party or its Affiliates (the "receiving party") from the other party or its Affiliates (the "disclosing party") and which the receiving party has been informed or has a reasonable basis to believe is confidential to the disclosing party, unless such information: (1) was known to the receiving party prior to receipt from the disclosing party; (2) was lawfully available to the public prior to receipt from the disclosing party; (3) becomes lawfully available to the public after receipt from the disclosing party, through no act or omission on the part of the receiving party; (4) corresponds in substance to any information received in good faith by the receiving party from any third party without restriction as to confidentiality; or (5) is independently developed by an employee or agent of the receiving party who has not received or had access to such information.

         11.2.     Identification.

                  Information which the disclosing party wishes to have treated as Confidential Information under this Agreement shall be identified at the time of disclosure as "confidential" by marking, or in the case of oral disclosures, shall be confirmed as such in writing within thirty (30) days following the oral disclosure.

         11.3.     Confidentiality Obligations.

                  (a) Each party agrees to maintain Confidential Information received from the other in confidence and neither use nor disclose such Confidential Information, without the prior written approval of the disclosing party, except as required to comply with any order of a court or any applicable rule, regulation or law of any jurisdiction or as provided in Section 11.4.

                  (b) In the event that a receiving party is required by judicial or administrative process to disclose Confidential Information of the disclosing party, it shall promptly notify the disclosing party and allow the disclosing party a reasonable time to oppose such process.

                  (c) Within each party and their respective Affiliates, Confidential Information shall be disclosed only on a need-to-know basis. Each party shall protect Confidential Information of the other by using the same degree of care, but not less than a reasonable degree of care, to prevent unauthorized disclosure or use as that party uses to protect its own confidential information of like nature.

                  (d) The foregoing obligations shall remain in force for five (5) years following any termination or expiration of this Agreement.

                  (e) Each party represents and warrants to the other that its employees, agents or consultants having access to any Confidential Information of the other party shall be subject to a valid, binding and enforceable agreement to maintain such Confidential Information in confidence.

                  (f) Each party agrees upon request of the other party to return all Confidential Information received from the other party under this Agreement.

         11.4.     Terms of Agreement.

                  Purchaser and Seller agree that the terms of this Agreement shall be treated as Confidential Information of each other subject to this Article 11; provided, however, that either party may, upon notice to the other, make such public disclosures regarding this Agreement as in the opinion of counsel for such party are required by applicable securities laws or regulations.

12.       ADDITIONAL UNDERTAKINGS

         12.1.     Publicity.

                  The parties agree to cooperate in the preparation of a mutually acceptable joint press release, to be issued promptly following execution of this Agreement, but shall otherwise make no public announcement regarding the terms of this Agreement.

         12.2.     Use of Trademarks, Etc.

                  Neither party will, without the prior written consent of the other, (a) use in advertising, publicity or otherwise in connection with any Products sold under this Agreement, any trade name, trademark, trade device, service mark, or symbol owned by the other party or its Affiliates; or (b) represent, either directly or indirectly, that any product of such party or its Affiliates is a product manufactured by the other party or its Affiliates, or vice versa.

13.       GENERAL

         13.1.     Notices.

                  All notices under this Agreement shall be in writing and sent by prepaid airmail post, by reputable courier service, or by facsimile message (with a confirmation copy concurrently dispatched by prepaid airmail post or courier service), to the addresses of the respective parties as set forth by their signatures below or to such other address as the party may hereafter specify by written notice so given. Notices shall be effective upon receipt at the location of the specified address.

         13.2.     Authority; No Conflicting Obligations.

                  Each party warrants that its has all requisite power and authority to enter into and perform this Agreement, and that it has no agreement with any third party or commitments or obligations which conflict in any way with its obligations hereunder.

         13.3.     Relationship of the Parties.

                  The relationship of Purchaser and Seller under this Agreement is intended to be that of independent contractors. Nothing herein shall be construed to create any partnership, joint venture or agency relationship of any kind. Neither party has any authority under this Agreement to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

         13.4.     Assignment.

                  Except as expressly provided for in this Agreement, neither this Agreement nor any right or obligations hereunder shall be assignable by either party without the prior written consent of the other party and any purported assignment without such consent shall be void. Either party may assign this Agreement without such consent in connection with the sale or transfer of all or substantially all of the assets of the assigning party. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any party of responsibility for the performance of its obligations hereunder.

         13.5.     Dispute Resolution.

                  Any disputes or claims arising from this Agreement or its breach shall be submitted to and resolved exclusively by arbitration conducted in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce. The arbitration shall be conducted by three (3) arbitrators appointed in accordance with such rules. The place of arbitration shall be in Geneva, Switzerland. An award rendered in the arbitration shall be final and binding upon the parties and judgment may be entered thereon in any court of competent jurisdiction.

         13.6.     Severability.

                  If any provision of this Agreement is found invalid or unenforceable, the remaining provisions will be given effect as if the invalid or unenforceable provision were not a part of this Agreement.

         13.7.     Amendments; Waiver.

                  This Agreement may not be amended except in a writing signed by the authorized representatives of both parties. No waiver of any provision of this Agreement shall be effective unless made in writing and signed by the party sought to be charged therewith. The failure of either party to enforce any provision of this Agreement shall not constitute or be construed as a waiver of such provision or of the right to enforce it at a later time.

         13.8.     No Implied License.

                  Nothing in this Agreement shall be construed to convey any license under any patent, copyright, trademark or other proprietary rights owned or controlled by either party, whether relating to the Products sold or any other matter.

         13.9.     Export Regulation.

                  Purchaser shall comply in all respects with all laws and regulations of the United States government or any agency thereof pertaining to exports.

         13.10.    Enforcement Costs.

                  The prevailing party in any arbitration or judicial action brought to enforce the provisions of this Agreement shall be entitled to recover its costs and expenses, including reasonable attorneys' fees, incurred in filing and prosecuting or defending such action.

         13.11.    Governing Law.

                  This Agreement shall be governed by and construed in accordance with the internal laws of Switzerland, without regard to conflicts of laws principles.

         13.12.    Construction.

                  The captions contained in this Agreement are for reference only and shall not be used in its construction or interpretation. The provisions of this Agreement shall be construed and interpreted fairly to both parties without regard to which party drafted the same.

         13.13.    United Nations Convention.

                  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

         13.14.    Entire Agreement.

                  This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous agreements and understandings between the parties, whether oral or written, relating to such subject matter.

IN WITNESS WHEREOF, the parties, through their respective duly authorized officers, have executed this Agreement to be effective as of the Effective Date set out in the preamble hereto.

CREE RESEARCH, INC.                             SIEMENS AKTIENGESELLSCHAFT


By    /s/ F. Neal Hunter             By    /s/ R. Mueller   /s/ C. Hagan
Name  F. Neal Hunter                 Name  R. Mueller       C. Hagan
Title President                      Title President Opto Semicond. VP Fin.&Adm.
Date  Sept. 11, 1996                 Date  Sept. 11, 1996         Sept. 11, 1996

Address for Notices                   Address for Notices

Cree Research, Inc.                  Siemens AG
2810 Meridian Parkway, Suite 176     Semiconductor Group, Opto Semiconductors
Durham, North Carolina 27713         Wernerwerkstr. 2
USA                                  8400 Regensburg 1, Germany
Attention:  President                Attention:  R. Mueller and C. Hagan
Fax No:  (919) 361-4630              Fax No:  49 341 202 2951

*=Information for which the company has sought confidential treatment pursuant to applicable SEC rules.

                                   SCHEDULE 1

                         Quantity and Shipment Schedule

A. Quantity. Purchaser will purchase ********** units of the Product (one unit being one LED die) from Seller under this Agreement.

2. Shipment Schedule. The shipment schedule for the Products is as follows, with each monthly quantity commencing in ************* to be shipped in approximately equal installments on a weekly basis during the month:

                ------------------------------------ --------------------------
                               Month                         Quantity
                ------------------------------------ --------------------------

                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *
                *                                                *

                ------------------------------------ --------------------------
                ------------------------------------ --------------------------
                Total                                            *
                ------------------------------------ --------------------------




         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************

         Seller will use all commercially reasonable efforts to ramp up its manufacturing capacity as necessary meet the shipment schedule above. Without limiting the foregoing, in order to provide a margin of safety to meet such schedule, Seller will use all commercially reasonable efforts to increase its capacity to manufacture Products available for shipment under this Agreement to a minimum planned capacity of ********* units per month by the end of **************. If Seller determines that such increase will not be completed by that date, Seller will promptly notify Purchaser of the delay and Seller and Purchaser shall in good faith negotiate and use their best efforts to implement a mutually agreeable emergency program to rectify the delay.

3. Delay and Cancellation of Shipments. Purchaser shall be entitled to delay or cancel shipment of all or any portion of the quantities scheduled to be shipped during the period from ************* through ***************** under the following terms and conditions:

         (a) Purchaser may without charge reschedule shipment of such quantities to a date not later than ***************** provided Purchaser gives Seller written notice at least ninety (90) days prior to the beginning of the calendar month in which such quantities are scheduled to be shipped. Purchaser's notice must specify the quantities to be deferred and the calendar month in which shipment of such quantities is to be made. In no event, however, shall Seller be obligated to ship more than ********* units in any calendar month. Subject to the foregoing, a shipment may be rescheduled any number of times under this paragraph.

         (b) Purchaser may cancel shipment of such quantities provided Purchaser pays Seller a cancellation charge of $******* per unit for all quantities canceled and gives Seller written notice specifying the canceled quantities at least ninety (90) days prior to the beginning of the calendar month in which such quantities are scheduled to be shipped. The cancellation charges shall be due and payable within thirty (30) days after the date notice of cancellation is given. The parties agree that the amount of such cancellation charges represents a reasonable estimate of Seller's damages resulting from cancellation of the shipments scheduled during the period from *********** through *************** and shall be due and payable as liquidated damages and not as a penalty.

*=Information for which the company has sought confidential treatment pursuant to applicable SEC rules.


                                   SCHEDULE 2

                           Price and Payment Schedule

1. Prices. The prices for Products purchased under this Agreement shall be as follows:

                --------------------------------------- ------------------------- -------------------------
                    Incremental Quantities Shipped          Unit Price (US$)           Extended Price
                --------------------------------------- ------------------------- -------------------------
                                  *                                *                                     *
                                  *                                *                                     *
                                  *                                *                                     *
                                  *                                *                                     *

                --------------------------------------- ------------------------- -------------------------
                --------------------------------------- ------------------------- -------------------------
                Total                                                                                    *
                --------------------------------------- ------------------------- -------------------------


         Before shipment of more than ********** units under this Agreement, representatives of Seller and Purchaser will meet to review the price applicable to quantities in excess of ********** units. If mutually agreed the parties may reduce the price stated above.

         Purchaser acknowledges that the Products to be shipped hereunder have different specifications than the standard products generally offered by Seller and that the prices stated above may be higher than the prices Seller charges for its standard products. If Seller commences offering a standard product having the same specifications as the Products to be purchased under this Agreement, and if the prices charged by Seller for purchase of the standard product, under terms and conditions comparable to those of this Agreement, are less than the prices applicable to the Products not then shipped hereunder, Seller will offer in writing to amend this Agreement to reduce the prices applicable to Products not then shipped hereunder to the prices Seller charges for the standard product.

2.       Payment Terms.

         The purchase price of the first ********* units, or $*********, shall be due and payable in ********* equal installments on or before *********************** and *******************. The purchase price of the next ********** units, or $*********, shall be due and payable in ****** equal installments on
         **********************************************************************.
         The purchase price of the remaining units shall be invoiced to Purchaser upon shipment and shall be due and payable within ten (10) days from the date of the invoice.

         If Seller fails to ship Products in accordance with the shipment schedule set forth in Schedule 1 and Purchaser terminates this Agreement on account of such failure in accordance with Section 10.1, then upon such termination Seller refund to Purchaser any payment made in advance for Products not then shipped. Seller agrees to grant Purchaser a security interest in certain manufacturing equipment -- namely, two epi reactor systems to be ordered by Seller upon or promptly after execution of this Agreement -- to secure such obligation of Seller to refund any payment made in advance for Products not shipped. The security interest shall be granted pursuant to a mutually agreeable Security Agreement to be executed by the parties on or before October 1, 1997.

*=Information for which the company has sought confidential treatment pursuant to applicable SEC rules.

                                   SCHEDULE 3

                             Product Specifications

1. Product Specifications for Products purchased under this Agreement shall be the current published specifications for Seller's Model DH-85 LED die product (as set forth in Attachment A hereto), except that the Products purchased under this Agreement shall have:

         (a)      **************************************************************
         (b)      **************************************************************

2.       Seller may elect to substitute a version of the Products
         ************************************************
         subject to Purchaser's approval which shall be given under the terms and conditions set forth below. Commencing thirty (30) days after the date of such approval, or such earlier date as may be agreed by the parties, the Product Specifications applicable to shipments made thereafter shall be the specifications of the new version supplied by Seller as provided below, and Seller may not ship the original version without Purchaser's prior written consent.

         (a) The new version must meet the original specifications except that *********************************************************
                  **************************************************************
                  *************************************************************.

         (b) Seller will provide Purchaser with production prototypes of the new version manufactured from wafers from at least three different epi runs and will provide Purchaser the specifications applicable to the new version and such qualification data as may then be available to Seller.

         (c) Purchaser will give Seller notice of Purchaser's approval or disapproval within seventy-five (75) days after receipt of the prototypes and specifications.

         (d) Purchaser may withhold its approval only if new version does not meet the minimum specifications described in (a) above.

*=Information for which the company has sought confidential treatment pursuant to applicable SEC rules.


                                   SCHEDULE 4

                              Technical Cooperation

1. Seller and Purchaser intend to work to improve the forward voltage, brightness and ESD of the Product (with an ESD target of *********) and to develop a conductive buffer layer version. Such efforts shall be conducted as part of the Joint Development Program under the Development, License and Supply Agreement dated October 25, 1995 between the parties (the "Development Agreement"), and all of the terms and conditions of the Development Agreement (including without limitation the provisions regarding joint ownership of inventions) shall be applicable to such work.

2. To facilitate such additional work in the Joint Development Program, Purchaser agrees with Seller as follows:

         (a) Purchaser will make available to Seller, at Seller's facilities for a period of six months beginning not later than September 30, 1996, the full-time services of one scientist and one specialist, each with expertise in epitaxial growth, and two device fabrication engineers, all of whom shall be Purchaser's employees with adequate qualifications.

         (b) Purchaser will be responsible for all compensation, benefits and expenses of such personnel.

         (c) Purchaser's scientific personnel will work on tasks, in accordance with the mutually agreed Joint Development Program, which shall be directed to (i) improving device yields, (ii) improving forward voltage, brightness and ESD, and (iii) developing an improved product using a conductive buffer layer.

         (e) Purchaser's fabrication engineers will work on tasks, in accordance with the mutually agreed Joint Development Program, which shall be directed to the production of Products to be purchased by Purchaser and to providing assistance to Purchaser's scientific personnel in carrying out the work described above.

         (f) Purchaser agrees to hold Seller harmless from any claims by Purchaser's personnel arising from work performed at Seller's facilities, other than claims for intentional misconduct or gross negligence of Seller.

         (g) Purchaser's personnel assigned to Seller may be required by Seller to execute an acknowledgment of confidentiality obligations in the form annexed hereto as Attachment B.

                                                                    ATTACHMENT A

Information attached in its entirety and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.



                        C430-DH85 PRODUCT SPECIFICATIONS




                                                                    ATTACHMENT A

Information attached in its entirety and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.

                                                                    ATTACHMENT A

Information attached in its entirety and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.

                                                                    ATTACHMENT A

Information attached in its entirety and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.

                                                                    ATTACHMENT B

                                ACKNOWLEDGMENT OF
                           CONFIDENTIALITY OBLIGATIONS


As a condition of being permitted access to premises of Cree Research, Inc. ("Cree"), and to induce Cree to disclose to the undersigned certain confidential information, the undersigned, an employee of Siemens AG ("Siemens"), hereby acknowledges and represents as follows:

1.    The undersigned has been advised that:

      (a) Siemens and Cree entered into a Development, License and Supply Agreement dated as of October 25, 1995 (the "Development Agreement").

      (b) The Development Agreement imposes certain obligations regarding "Confidential Information" (as defined in the agreement) disclosed by either party to the other.

      (c) Siemens and Cree represented and warranted to each other in the Development Agreement that their respective employees having access to Confidential Information of the other party would be subject to a valid, binding and enforceable agreement to maintain such information in confidence.

      (d) The Development Agreement defines Confidential Information, with certain exceptions, to include "any information, including data, diagrams, drawings, reports, samples, research results and in general all information or know-how, whether in written form or oral and whether on tape, diskette, paper, files or on whatever other material, . . . which the receiving party has been informed or has a reasonable basis to believe is confidential to the disclosing party or is treated by the disclosing party as confidential . . . ."

      (e) The Development Agreement further provides that: "In the event that visiting personnel are present on the premises of the host party, all information of the host Party received or learned by the visiting personnel shall be treated as Confidential Information of the host party, regardless of whether such information is related to the Subject Technology [as defined in the agreement] or marked or otherwise identified as confidential."

2. The undersigned hereby represents to Cree that he or she is subject to a valid, binding and enforceable agreement to maintain in confidence all Confidential Information of Cree disclosed to the undersigned pursuant to the Development Agreement, including all Confidential Information of Cree received or learned while present on Cree's premises.

      Signed this the ___ day of __________, 19____.



                                                        Signature
                                                        Typed or Printed Name